--------------------------------------------------
OFFICERS AND DIRECTORS

Barton M. Biggs             Frederick B. Whittemore
  CHAIRMAN OF THE BOARD     DIRECTOR
Warren J. Olsen             James W. Grisham
  PRESIDENT AND DIRECTOR    VICE PRESIDENT
John D. Barrett II          Harold J. Schaaff, Jr.
  DIRECTOR                  VICE PRESIDENT
Gerard E. Jones             Joseph P. Stadler
  DIRECTOR                  VICE PRESIDENT
Andrew McNally, IV          Valerie Y. Lewis
  DIRECTOR                  SECRETARY
Samuel T. Reeves            Karl Hartmann
  DIRECTOR                  ASSISTANT SECRETARY
Fergus Reid                 James R. Rooney
  DIRECTOR                  TREASURER
Frederick O. Robertshaw     Joanna M. Haigney
  DIRECTOR                  ASSISTANT TREASURER

---------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
--------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank, N.A.
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                         GLOBAL FIXED INCOME PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1995

LETTER TO SHAREHOLDERS
----------

The Global Fixed Income Portfolio aims to produce an attractive rate of return by investing in fixed income securities issued by governments, agencies, supranational entities and corporations with varying maturities in various currencies.

The total return of the Portfolio for the nine month period ended September 30, 1995 was 13.98% as compared to 15.43% for the J.P. Morgan Traded Global Bond Index for the same period. Total returns for the twelve months ended September 30, 1995 and the average annual total return for the period from inception on May 1, 1991 through September 30, 1995 were 14.76% and 8.36%, respectively, compared to 15.95% and 10.88% for the J.P. Morgan Traded Global Bond Index for the same periods. As of September 30, 1995, the Portfolio had an SEC 30-day yield of 6.35%.

PERFORMANCE COMPARED TO THE J.P. MORGAN TRADED
GLOBAL BOND INDEX(1)
----------------------------------------------------

                                     TOTAL RETURNS(2)
                        -------------------------------------------
                                                  AVERAGE ANNUAL
                           YTD      ONE YEAR      SINCE INCEPTION
                        ---------  -----------  -------------------
PORTFOLIO.............      13.98%      14.76%            8.36%
INDEX.................      15.43       15.95            10.88

1. The J.P. Morgan Traded Global Bond Index is an unmanaged index of securities and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom and the United States.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------
THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

During the third quarter of 1995 fixed income markets continued to perform well with local currency returns ranging from 8.8% in Sweden to 1.3% in New Zealand.

The U.S. bond market produced an overall return of 1.7% with the yield curve flattening slightly as shorter dated yields rose relative to longs. Ten year maturity Treasury bonds traded in a range between 6.0%-6.6% and ended the quarter little changed while corporate bond spreads remained tight throughout the period. Mortgage bonds at first outperformed Treasuries then lagged to leave yield spreads unchanged. The market was initially encouraged when the Federal Funds rate was cut by 0.25% to 5.75% in early July. This represented the first reversal of the monetary tightening begun in February 1994 and was in response to worries that the economy was slipping back towards recession. Subsequently the market traded in line with data on the economy which was, if anything, slightly stronger than expected suggesting growth is moving back towards a sustainable trend rate of 2.5%. Further rate cuts were not forthcoming and the Fed chairman's testimony in September alluded to the economy getting over the correction caused by the build up of inventories and the resultant reduction in industrial output. Expectations for future monetary easing were scaled back over the quarter. However, the encouraging inflation statistics should allow the Fed to move to a slightly less restrictive stance over the next few months. The current budget negotiations have introduced some uncertainty into the market but the basic thrust towards deficit reduction should eventually be a positive factor for U.S. bond yields. The Portfolio maintained an underweight allocation to the market during the quarter with a neutral to slightly long duration position.

Canadian bonds outperformed their U.S. counterparts, producing an overall return of 2.7%. A recovery in the Canadian dollar allowed short rates to be lowered by a net 0.3%. Although the economy began to recover from the slump in the first half of the year, wage and price inflation pressures remained very subdued and the market was encouraged by an improving budget outlook, both at the provincial and federal level. Uncertainty over the forthcoming Quebec secession referendum was the main negative. A clear rejection of the separation question would open the way to the Bank of Canada easing rates further. Australian bonds returned 4.7% as weaker economic growth and improving inflation figures nullified worries about higher interest rates. In New Zealand a temporary rise in underlying inflation above the official 0-2.0% target range caused the Reserve Bank to tighten monetary conditions. The Portfolio held positions in 7-10 year bonds in all three markets.

Japanese bonds were among the poorer performers over the quarter, returning an overall 1.4%. A steeper yield curve resulted in the 4-6 year maturity area being the most rewarding. Benchmark yields hit all time lows near 2.5% in early July aided by a fragile economy, yen related deflationary forces and domestic investor support. The market then weakened rapidly as the yen depreciated, the stock market bounced and the Japanese authorities finally became more willing to acknowledge the need for economic stimulus and deregulation. This produced fears of a surge of deficit financing bond supply. There subsequently followed a package to encourage domestic investors to increase exposure to overseas markets and loans. Bonds recovered again during September as the Bank of Japan cut the Official Discount Rate to 0.5%, engineered money rates to all time lows and directly supported the market. While present levels will be aided by the prospect of very low interest rates and inflation for the foreseeable future, running yields are uncompetitive and are likely to drift higher as efforts are made to re-liquify and stimulate the economy. The Portfolio thus held a significantly underweight position in the market and shortened the maturity of its holdings to around six years.

Economic releases in Germany indicated that the transition from export-led to domestically driven growth was occurring only gradually and overall economic expansion thus remained lacklustre. This background, along with below target money supply growth and falling inflation, empowered the Bundesbank to reduce official interest rates in August. The Lombard and Discount rates were lowered by 0.5% to 5.5% and 3.5% respectively and money market rates were subsequently moved down towards 4.0%. The German yield curve steepened significantly resulting in similar returns of around 4.0% from both intermediate and long dated bonds. The French market performed relatively poorly, returning 2.8%, despite a reduction in short term rates. The market remained sceptical about the ability of the new government to reconcile its social objectives with a reduction in its fiscal deficit. Sterling bonds marginally outperformed German bonds due to their higher yield. The U.K. Chancellor's decision not to increase base rates during the summer was vindicated by signs of economic slowdown but the market was overshadowed by the deteriorating state of public finances. Other European markets outperformed Germany, particularly the higher yielding markets. They benefited from stronger currencies, improving fiscal and inflation fundamentals and falling rates elsewhere. This in turn caused underweight investors to increase their allocations and further boosted returns. The outperformance of the high yielding markets was abruptly halted at the end of September when German officials questioned the practical implementation of European Monetary Union (EMU). Their comments were designed to assuage the German populace that deutschemark assets would not be diluted into a "softer" European currency post-EMU and probably mean the union will be postponed or go ahead with a limited number of core members. The Portfolio was overweight with a net long duration in European markets and actively switched between them during the quarter. On average higher allocations to Germany, Denmark and the high yielding markets were held in preference to France, Belgium and the U.K.

The principal theme on the foreign exchanges during the quarter was the recovery of the U.S. dollar, particularly against the yen. It ended over 3.0% higher against the deutschemark having traded in a range of DM1.38 to DM1.50 and rose over 16.0% against the yen moving within a range of Y85 to Y105. Following a long period of decline the dollar was finally established on a recovery path by aggressive central bank intervention. This generated speculation of a G7 policy agreement to bring the dollar more into line with economic fundamentals and an acknowledgement of the dangers of an implosion of the Japanese economy. The move was aided by monetary easing in Japan and Germany and the Japanese package designed to encourage capital exports. Near the end of the quarter the dollar succumbed to profit taking prompted by the coincidence of a poor U.S. trade figure, disappointment with the contents of the Japanese fiscal package, the spectre of a U.S. debt ceiling crisis and renewed scepticism about future European monetary union. The Canadian dollar traded in a volatile range between US$1.37 and US$1.34 but ended the quarter 2.0% stronger. It reacted favorably to monetary easing by the Bank of Canada and the increased credibility of fiscal policy but fell foul of uncertainty over the forthcoming referendum on Quebec secession. The Australian dollar appreciated over 6.0% against the U.S. as interest rate differentials encouraged capital inflows, commodity prices remained firm and the current account deficit improved. Conversely the New Zealand dollar's 30-month rally faded as a breach of official inflation targets caused the Reserve Bank's credibility to be questioned. Within Europe the general environment of lower German interest rates, improving bond markets, seasonal flows and a stronger dollar allowed all cross rates to improve against the deutschemark. Particularly strong was the Swedish krone, up over 7.0% following Central Bank support, and the Italian lira, which benefited from a calmer political scene and progress on budget talks. Sterling rose 2.7% on the back of the dollar but recent disappointing trends in U.K. trade figures held back its performance. The deutschemark regained ground at quarter end as controversy flared over the implementation of European Monetary Union. This also caused safe haven flows into the Swiss franc which rose to record highs of DM80 against the deutschesmark.

The Portfolio increased its overweight position in the dollar bloc currencies and maintained a low weighting to the yen during the quarter. This was achieved by hedging from European currencies and the yen. A profitable cross hedge from Australian to New Zealand dollars was closed out at the start of the quarter. It is likely that intervention will remain prevalent on any major dollar setback against the yen. However given that the expectation of the need to reflate, the more pro-active demand management policies in Japan and the absence of a policy of dollar depreciation against the yen have largely been factored into the price at this stage, fresh developments may be needed to underpin a further phase of yen depreciation. These may stem from the dollar's cheap valuation levels, the competitiveness of U.S. industry, an improving budgetary position and further declines in Japan's current account deficit. The Bundesbank would also prefer a stronger dollar but their enthusiasm will be tempered by fears of imported inflation.

Fixed income markets should remain comfortably supported by the current environment of stable or slightly lower interest rates, a well behaved inflation background and economic growth forecasts remaining below potential. In addition, fiscal policies in the industrial world ex Japan continue to be orientated towards restraint. The potential impact of Japanese diversification into foreign bonds is very difficult to assess, but could be an additional positive factor. The main note of caution is that markets have probably risen to levels where they are vulnerable to a significant re-acceleration in global economic activity in 1996. The Portfolio's slightly longer than benchmark duration will be reduced to neutral on further rallies.

INVESTMENTS (UNAUDITED)
---------
SEPTEMBER 30, 1995

    FACE
   AMOUNT                                                           VALUE
   (000)                                                            (000)
------------                                                       --------
FIXED INCOME SECURITIES (95.4%)
  AUSTRALIAN DOLLAR (3.0%)
    GOVERNMENT BONDS (3.0%)
  A$   3,600   Government of Australia 9.50%, 8/15/03              $  2,877
                                                                   --------
  BRITISH POUND (5.9%)
    GOVERNMENT BONDS (5.9%)
  L    3,500   United Kingdom Treasury 8.00%, 12/07/00                5,620
                                                                   --------
  CANADIAN DOLLAR (3.2%)
    EUROBONDS (2.8%)
  C$   1,500   British Columbia Province 7.75%, 6/16/03               1,099
       2,100   Export-Import Bank of Japan 7.75%, 10/08/02            1,535
                                                                   --------
                                                                      2,634
                                                                   --------
    GOVERNMENT BONDS (0.4%)
         500   Government of Canada, 7.50%, 9/01/00                     374
                                                                   --------
                                                                      3,008
                                                                   --------
  DANISH KRONE (5.9%)
    GOVERNMENT BONDS (5.9%)
   DK 12,000   Kingdom of Denmark 8.00%, 11/15/01                     2,214
      13,000   Kingdom of Denmark 7.00%, 12/15/04                     2,202
       7,000   Kingdom of Denmark 8.00%, 3/15/06                      1,253
                                                                   --------
                                                                      5,669
                                                                   --------
  DEUTSCHE MARK (14.3%)
    GOVERNMENT BONDS (14.3%)
   DM  3,800   Deutschland Republic 8.25%, 9/20/01                    2,927
       3,000   Treuhandanstalt 6.25%, 7/29/99                         2,160
       8,500   Treuhandanstalt 6.875%, 6/11/03                        6,054
       3,500   Treuhandanstalt 6.75%, 5/13/04                         2,461
                                                                   --------
                                                                     13,602
                                                                   --------
  FRENCH FRANC (6.4%)
    GOVERNMENT BONDS (6.4%)
  FF  26,800   France O.A.T. 6.75%, 10/25/03                          5,241
       4,250   Republic of France 7.00%, 10/12/00                       867
                                                                   --------
                                                                      6,108
                                                                   --------

    FACE
   AMOUNT                                                           VALUE
   (000)                                                            (000)
------------                                                       --------
  ITALIAN LIRA (4.4%)
    GOVERNMENT BONDS (4.4%)
IL 7,395,000   Republic of Italy Treasury Bond 8.50%, 8/01/99      $  4,183
                                                                   --------
  JAPANESE YEN (7.9%)
    EUROBONDS (4.0%)
  Y  325,000   International Bank for Reconstruction &
                Development 5.25%, 3/20/02                            3,837
                                                                   --------
    GOVERNMENT BONDS (3.9%)
     300,000   Japan Development Bank 6.50%, 9/20/01                  3,723
                                                                   --------
                                                                      7,560
                                                                   --------
  NETHERLANDS GUILDER (3.6%)
    GOVERNMENT BONDS (3.6%)
   NG  5,000   Netherlands Government 8.25%, 2/15/07                  3,466
                                                                   --------
  NEW ZEALAND DOLLAR (1.6%)
    GOVERNMENT BONDS (1.6%)
   NZ$   750   New Zealand Government 6.50%, 2/15/00                    467
       1,550   New Zealand Government 8.00%, 4/15/04                  1,033
                                                                   --------
                                                                      1,500
                                                                   --------
  SPANISH PESETA (3.9%)
    GOVERNMENT BONDS (3.9%)
  SP 330,000   Spanish Government 12.25%, 3/25/00                     2,821
     112,000   Spanish Government 10.30%, 6/15/02                       884
                                                                   --------
                                                                      3,705
                                                                   --------
  SWEDISH KRONA (3.0%)
    GOVERNMENT BONDS (3.0%)
  SK  19,000   Swedish Government 10.25%, 5/05/00                     2,820
                                                                   --------

    FACE
   AMOUNT                                                           VALUE
   (000)                                                            (000)
------------                                                       --------
  UNITED STATES DOLLAR (32.3%)
    CORPORATE BONDS AND NOTES (4.5%)
  $      500   Goldman Sachs 6.20%, 2/15/01                        $    484
         700   John Hancock 7.375%, 2/15/24                             648
         600   Metropolitan Life Insurance 7.45%, 11/01/23              552
         600   Prudential Insurance Co., 8.30%, 7/01/25                 599
       2,000   UCFC, CMO, Series 1995-C1, 6.775%, 11/10/17            1,994
                                                                   --------
                                                                      4,277
                                                                   --------
    EUROBONDS (0.5%)
         500   Statens Bostads 8.50%, 5/30/97                           516
                                                                   --------
    US GOVERNMENT AND AGENCY OBLIGATIONS (26.2%)
               US Treasury Bonds
         500     12.75%, 11/15/10                                       736
       2,710     8.125%, 8/15/19                                      3,181
               US Treasury Notes
         850     7.875%, 2/15/96                                        857
       1,100     7.625%, 4/30/96                                      1,112
         400     5.875%, 5/31/96                                        400
       1,500     7.50%, 12/31/96                                      1,530
       2,000     6.75%, 5/31/97                                       2,029
       3,300     6.50%, 8/15/97                                       3,335
       2,030     7.75%, 11/30/99                                      2,158
       1,570     6.25%, 2/15/03                                       1,578
         675     7.25%, 5/15/04                                         721
       3,300     7.50%, 2/15/05                                       3,593
               US Treasury STRIPS
       1,600     2/15/98, Principal Only                              1,395
               Federal Home Loan Mortgage Corporation
         298     9.00%, 6/01/25                                         312
               Government National Mortgage Association
         250     8.00%, 10/15/10                                        258
       1,666     9.00%, 3/15/25 - 6/15/25                             1,754
                                                                   --------
                                                                     24,949
                                                                   --------
    YANKEE BONDS (1.1%)
       1,000   Hydro Quebec 8.05%, 7/07/24                            1,086
                                                                   --------
                                                                     30,828
                                                                   --------
                    TOTAL FIXED INCOME SECURITIES (Cost $88,729)     90,946
                                                                   --------

    FACE
   AMOUNT                                                           VALUE
   (000)                                                            (000)
------------                                                       --------
  SHORT-TERM INVESTMENT (0.5%)
    REPURCHASE AGREEMENT
  $      415   Chase Manhattan Bank, N.A., 6.00%, dated 9/29/95,
                due 10/02/95, to be repurchased at $415,
                collateralized by $375 United States Treasury
                Bonds, 7.50%, due 11/15/24, valued at $422 (Cost
                $415)                                              $    415
                                                                   --------
TOTAL INVESTMENTS (95.9%) (Cost $89,144)                             91,361
                                                                   --------
OTHER ASSETS AND LIABILITIES (4.1%)
  Other Assets                                                        6,412
  Liabilities                                                        (2,475)
                                                                   --------
                                                                      3,937
                                                                   --------
NET ASSETS (100%)                                                  $ 95,298
                                                                   --------
                                                                   --------
NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE
  Applicable to 8,599,394 outstanding $.001 par value shares
  (authorized 500,000,000 shares)                                  $  11.08
                                                                   --------
                                                                   --------

----------
CMO -- Collateralized Mortgage Obligation